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EXHIBIT 2

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

GWD Management Inc.
/s/ GARY W. DEGROOTE Signature Gary W. DeGroote Print Name President Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Michael G. DeGroote
/s/ MICHAEL G. DEGROOTE Signature Michael G. DeGroote Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Don A. Sanders
/s/ DON A. SANDERS Signature Don A. Sanders Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

George E. Matelich
/s/ GEORGE E. MATELICH Signature George E. Matelich Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Philip E. Berney
/s/ PHILIP E. BERNEY Signature Philip E. Berney Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Frank K. Bynum, Jr.
/s/ FRANK K. BYNUM, JR. Signature Frank K. Bynum, Jr. Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

James J. Connors II
/s/ JAMES J. CONNORS II Signature James J. Connors II Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Michael B. Lazar
/s/ MICHAEL B. LAZAR Signature Michael B. Lazar Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Frank J. Loverro
/s/ FRANK J. LOVERRO Signature Frank J. Loverro Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Howard A. Matlin
/s/ HOWARD A. MATLIN Signature Howard A. Matlin Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Church M. Moore
/s/ CHURCH M. MOORE Signature Church M. Moore Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Frank T. Nickell
/s/ FRANK T. NICKELL Signature Frank T. Nickell Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Thomas R. Wall, IV
/s/ THOMAS R. WALL, IV Signature Thomas R. Wall, IV Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

CERI ACPII Limited Partners, L.P.
/s/ ARGENTUM INVESTMENTS, LLC Signature By: /s/ WALTER H. BARANDIARAN Print Name: Walter H. Barandiaran Print Title: Managing Member

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Michael J. Verrochi
/s/ MICHAEL J. VERROCHI Signature Michael J. Verrochi Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Joseph N. Verrochi
/s/ JOSEPH N. VERROCHI Signature Joseph N. Verrochi Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Robert F. Irwin, IV
/s/ ROBERT F. IRWIN, IV Signature Robert F. Irwin, IV Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

John A. Pinto
/s/ JOHN A. PINTO Signature John A. Pinto Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Peter J. Roselle
/s/ PETER J. ROSELLE Signature Peter J. Roselle Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Joseph C. Roselle
/s/ JOSEPH C. ROSELLE Signature Joseph C. Roselle Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Vincent Apice
/s/ VINCENT APICE Signature Vincent Apice Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Nicholas Santinelli
/s/ NICHOLAS SANTINELLI Signature Nicholas Santinelli Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Michelle Roselle
/s/ MICHELLE ROSELLE Signature Michelle Roselle Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Veronica Roselle
/s/ VERONICA ROSELLE Signature Veronica Roselle Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Veronica L. Roselle
/s/ VERONICA L. ROSELLE Signature Veronica L. Roselle Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Anthony Corso
/s/ ANTHONY CORSO Signature Anthony Corso Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Peter T. Roselle
/s/ PETER T. ROSELLE Signature Peter T. Roselle Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Peter A. Roselle
/s/ PETER A. ROSELLE Signature Peter A. Roselle Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Ernest Cignarella
/s/ ERNEST CIGNARELLA Signature Ernest Cignarella Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Joseph Caldeira, Jr.
/s/ JOSEPH CALDEIRA, JR. Signature Joseph Caldeira, Jr. Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

John P. Pinto
/s/ JOHN P. PINTO Signature John P. Pinto Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Steven Scioscia
/s/ STEVEN SCIOSCIA Signature Steven Scioscia Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Frank Arace
/s/ FRANK ARACE Signature Frank Arace Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Paul Thompson III
/s/ PAUL THOMPSON III Signature Paul Thompson III Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Gene A. Meredith
/s/ GENE A. MEREDITH Signature Gene A. Meredith Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

David J. Feals
/s/ DAVID J. FEALS Signature David J. Feals Print Name
Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Kevin F. Flynn, June 1992 Non-Exempt Trust
/s/ KEVIN F. FLYNN Signature Kevin F. Flynn Print Name Trustee Print Title (if applicable)

LIMITED POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan F. Wolcott the undersigned's true and lawful attorney-in-fact to:

  (1)
  execute for and on behalf of the undersigned, the Schedule 13D to be filed with the United States Securities and Exchange Commission by the Investors (as such term is defined under the Subscription Agreement dated as of February 5, 2002 by and among Capital Environmental Resource Inc. and the Investors named therein), together with any documents required to be filed therewith (including but not limited to any Joint Filing Agreement) (collectively, the "Schedule 13D");

  (2)
  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D and timely file such Schedule 13D with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

  (3)
  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 6th day of February, 2002.

Durkin & Durkin Realty, LLC
/s/ CORNELIUS DURKIN Signature Cornelius Durkin Print Name Managing Member Print Title (if applicable)

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